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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 10, 1999



                      DUKE-WEEKS REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


            Indiana                       0-20625               35-1898425
   (State or jurisdiction of            (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


      8888 KEYSTONE CROSSING, SUITE 1200
             INDIANAPOLIS, INDIANA                                  46240
   (Address of principal executive offices)                      (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 808-6000


                                 Not applicable
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    The following exhibits are filed with this Report pursuant to Regulation S-K
Item 601 in lieu of filing the otherwise required exhibits to the registration statement on Form S-3 of the Registrant, file no. 333-04695, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

Exhibit
Number          Exhibit
-------         -------

  1.1           Underwriting Agreement dated November 10, 1999.

  1.2           Terms Agreement dated November 10, 1999.

  4 Eighth Supplemental Indenture dated as of November 16, 1999, including form of global note evidencing 7.75% Senior Notes due 2009.

  5             Opinion of Bose McKinney & Evans LLP, including consent.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DUKE-WEEKS REALTY LIMITED PARTNERSHIP

                                       By:      DUKE-WEEKS REALTY CORPORATION,
                                                General Partner


Date: November 15, 1999                         By:    /s/ Matthew A. Cohoat
                                                       ------------------------
                                                       Matthew A. Cohoat
                                                       Vice President and
                                                       Corporate Controller


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